Exhibit 10.1

Execution version

LOAN PURCHASE AND AGENCY ASSIGNMENT AGREEMENT

This Loan Purchase and Agency Assignment Agreement (this “Agreement”) is entered into as of January 30, 2007, by and among Goldman Sachs Mortgage Company, in its individual capacity (“GSMC”) as a Lender and as Administrative Agent and Collateral Agent (“Prior Agent”) for the Lenders under the Credit Agreement (as defined below), Brookfield Asset Management Inc. (“BAMI”), The Mills Limited Partnership, a Delaware limited partnership (“Borrower”), the Mills Corporation, a Delaware corporation (“Parent”) and each other Credit Party party hereto. Defined terms in the Credit Agreement have the same meanings where used herein, unless otherwise defined.

RECITALS

WHEREAS, Borrower, Parent and certain other Credit Parties party thereto (each of the foregoing, collectively, the “Credit Parties”), Prior Agent and Lenders have entered into a Credit and Guaranty Agreement dated as of May 19, 2006 (as amended, supplemented, restated or otherwise modified, the “Credit Agreement”);

WHEREAS, Prior Agent desires to resign as the Administrative Agent and Collateral Agent and BAMI desires to be appointed as the successor Administrative Agent and Collateral Agent and the parties hereto consent to such resignation and appointment; and

WHEREAS, in connection with that certain Assignment and Assumption Agreement (as defined below), among GSMC and BAMI, GSMC desires to sell and assign 100% of the outstanding Loans under the Credit Agreement to BAMI.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

1.        Resignation and Appointment.

(a)    As of the Effective Date (as defined below), (i) Prior Agent hereby resigns as the Administrative Agent and the Collateral Agent as provided under Section 9.7 of the Credit Agreement, (ii) the Lenders party hereto hereby waive the 30-day notice requirement referred to in Section 9.7 of the Credit Agreement and appoint BAMI, in its individual capacity, as the successor Administrative Agent and Collateral Agent (in such capacities, the “Successor Agent”), (iii) in connection with such appointment of Successor Agent, each of the parties hereto (x) consents to the appointment of BAMI as Successor Agent pursuant to Section 9.7(b) of the Credit Agreement and (y) agrees that notwithstanding anything to the contrary in the definition of “Qualified Replacement Agent” in Section 1.1 of the Credit Agreement, Brookfield Asset Management Inc. shall be permitted as a Qualified Replacement Agent, and (iv) BAMI hereby accepts such appointment as Successor Agent. Each of the parties hereto agree to execute all documents necessary or appropriate to evidence the appointment of BAMI as the Successor Agent. The parties hereto hereby confirm that all of the provisions of the Credit Agreement, including, without limitation, Section 9, Section 10.2, Section 10.3 and Section 10.8, as they pertain to a retiring Agent, shall survive Prior Agent’s resignation hereunder, and inure to the benefit of Prior Agent. Notwithstanding any of the foregoing, BAMI shall not be liable for any actions taken or omitted to be taken by Prior Agent while it was the Administrative Agent or the Collateral Agent nor for any actions taken or omitted to be taken by Prior Agent pursuant to this Agreement.

(b)    As of the Effective Date, Prior Agent hereby assigns (without, except as expressly set forth herein, any representation, warranty or recourse) all Liens and security interests under the Credit Agreement and the other Assigned Credit Documents (as defined below) to BAMI, as Successor Agent. Notwithstanding anything contained herein or in any other Assigned Credit Document, all of such Liens and security interests shall in all respects be continuing and in effect and are reaffirmed pursuant to the Assigned Credit Documents.

(c)    Prior Agent agrees that it shall (i) on the Effective Date, deliver to Successor Agent all original stock certificates, instruments, promissory notes and other property of Borrower or any of its Subsidiaries held by Prior Agent to the extent such relate to any of the Assigned Credit Documents and (ii) following the Effective Date, furnish, at Borrower’s expense, additional releases, termination statements and such other documents, instruments and agreements as may be reasonably requested by Successor Agent in order to effect and evidence more fully the matters covered hereby, including delivery to Successor Agent of assignments of all existing Mortgages (in form and substance reasonably satisfactory to Successor Agent) duly executed by the Prior Agent. Prior Agent authorizes Borrower and the Successor Agent (and their respective counsel) to prepare and file such UCC financing statements and amendments under the Uniform Commercial Code in the offices and jurisdictions that Successor Agent deems necessary or appropriate to evidence the matters referred to herein.

2.        Loan Purchase. As of the Effective Date, GSMC (without, except as expressly set forth herein and in the Assignment and Assumption Agreement, any representation, warranty or recourse) agrees to sell (pursuant to the Assignment and Assumption Agreement) to BAMI, and BAMI agrees to purchase, all of GSMC’s right, title and interest as Lender in the Loans and related rights and obligations pursuant to the Assigned Credit Documents; provided, that, GSMC shall continue to have full rights pursuant to, and benefits of, Section 10.3 of the Credit Agreement. Such sale and purchase shall be made in consideration of the Purchase Price as defined and set forth on Schedule 1 hereto, which shall be payable on the Effective Date to GSMC by BAMI, in immediately available funds, to the account of GSMC specified in Schedule 1 hereto.

3.        Assigned Credit Documents. The parties agree that all rights and obligations respectively assigned to, and assumed by, BAMI, pursuant to this Agreement and the transactions contemplated hereby, shall not include any rights or obligations of GSMC pursuant to the Fee Letter or the Commitment Letter. The Credit Agreement and the other Credit Documents, excluding the Fee Letter and the Commitment Letter, are referred to herein as the “Assigned Credit Documents”.

4.        Representations and Warranties of GSMC and BAMI.

(a)    GSMC hereby represents and warrants that it is legally authorized to enter into and has duly executed and delivered this Agreement.

(b)    BAMI hereby represents and warrants that it is legally authorized to enter into and has duly executed and delivered this Agreement.

5.        Representations and Warranties of Borrower and each Credit Party. Each of Borrower and each Credit Party hereby represents and warrants that:

(a)    each Credit Party has the power, and has been duly authorized by all requisite action, to execute and deliver this Agreement and the other documents and agreements

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executed and delivered in connection herewith to which it is a party. This Agreement has been duly executed by each Credit Party and the other documents and agreements executed and delivered in connection herewith to which any Credit Party is a party have been duly executed and delivered by each Credit Party, as applicable;

(b)    this Agreement is the legal, valid and binding obligation of each Credit Party and the other documents and agreements executed or delivered in connection herewith to which any Credit Party is a party are the legal, valid and binding obligations of each such Credit Party, in each case enforceable against such Credit Party in accordance with their respective terms, except as such enforceability may be limited by any applicable bankruptcy, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and subject to general equitable principles which may limit the right to obtain equitable remedies; and

(c)    the execution, delivery and performance of this Agreement and the other documents and agreements executed and delivered in connection therewith do not and will not (i) violate any law, rule, regulation or court order to which any Credit Party is subject or (ii) conflict with or result in a breach of the Organizational Documents of any Credit Party or any other agreement or instrument to which it is party or by which the properties of any Credit Party is bound.

6.        Conditions Precedent to Effectiveness. The obligations of the parties hereto set forth in Sections 1 and 2 hereof shall become effective immediately upon the date (the “Effective Date”) when each of the following conditions shall first have been satisfied; provided, that the Effective Date shall (unless otherwise agreed in writing by GSMC, BAMI and the Borrower) be January 30, 2007:

(a)    Each of the parties hereto shall have executed and delivered this Agreement;

(b)    each of BAMI and GSMC shall have executed and delivered to each other counterparts of an assignment and assumption agreement, in the form attached hereto as Exhibit A (the “Assignment and Assumption Agreement”), for the assignment of 100% of the outstanding Loans under the Credit Agreement from GSMC to BAMI;

(c)    GSMC shall have received agreements, in form and substance satisfactory to it, from each Person to which it has sold any participation in the Loans, terminating each such participation, executed and delivered by each such participant;

(d)    GSMC shall have received a supplement to the Fee Letter, in the form attached hereto as Exhibit B, executed and delivered by Borrower and Parent (provided, that, to the extent provided in such supplement, the Fee Letter and the Commitment Letter shall terminate following the occurrence of the Effective Date (including payment to GSMC of all amounts set forth on Schedule 1 hereto));

(e)    the Escrow Agreement, dated as of November 22, 2006, by and among Borrower, Parent, Meadowlands Mills L.L.C., Meadowlands Mills Limited Partnership and GSMC as escrow Agent, shall have been terminated on terms satisfactory to GSMC;

(f)    GSMC shall have received payment in immediately available funds of the following: (i) from BAMI, the Purchase Price set forth on Schedule 1 hereto, and (ii) from the Borrower, all fees, costs, expenses and other amounts payable pursuant to the Credit

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Documents, set forth on Schedule 1 hereto, in each case to the account specified on Schedule 1 hereto , provided, however, that GSMC agrees that, if it shall receive payment of the entirety of the foregoing amounts prior to 12:00 noon (Eastern) on January 30, 2007, it shall rebate to BAMI, within one Business Day thereof, a portion of the Purchase Price equal to one day’s interest accruing under the Credit Agreement on January 30, 2007 with respect to the Loans (excluding from such calculation that portion of the Loans with respect which GSMC has previously sold participations (as referred to in Section 6(c) above)); and

(g)    GSMC shall have received the Cadillac Amendment (as defined in Section 8) duly executed and delivered by the parties thereto.

7.        Further Assurances.

(a)    Without limiting their obligations in any way under any of the Credit Documents, Borrower reaffirms and acknowledges its obligations to BAMI as Successor Agent with respect to the Credit Agreement and the other Assigned Credit Documents and that the delivery of any agreements, instruments or any other document and any other actions to be taken on or after the date hereof shall be to the satisfaction of Successor Agent.

(b)    Borrower agrees that, following the Effective Date, it shall promptly, at its own expense, (i) deliver to Successor Agent duly executed copies of third-party notices in form and substance satisfactory to Successor Agent which Successor Agent reasonably considers are desirable or necessary (including, without limitation, terminations of deposit account control agreements), and (ii) deliver to Successor Agent such other documents and certificates as Successor Agent may reasonably request.

(c)    The Credit Parties and Successor Agent agree to use commercially reasonable efforts to cause the Amendment No. 2 to Deposit Account Control Agreement, in the form attached hereto as Exhibit C (the “Deposit Account Control Agreement Assignment”) (with such changes thereto as Prior Agent may in its discretion approve), duly executed by the parties thereto and delivered to Prior Agent within two Business Days following the date hereof, and agree that if the foregoing requirement shall not be satisfied by such time, Prior Agent may terminate the Deposit Agreement (as defined therein) by providing notice to the parties thereto in accordance with the provisions of Section 10(a) of the Deposit Agreement.

(d)    Prior Agent agrees that, on the Effective Date, it shall direct all funds on deposit in the Cash Collateral Account to be transferred to the Concentration Account.

8.        Waiver re: No Further Negative Pledges. Subject to the occurrence of the Effective Date, each of the parties hereto consent to the execution and delivery of Amendment No. 1 to Loan Agreement, dated as of January 30, 2007, by and between GSMC as lender and Dover Commons Limited Partnership, Dover Mall Limited Partnership, Northpark Mall Limited Partnership, White Plains Galleria Limited Partnership and Esplanade Mall Limited Partnership, each as borrower (the “Cadillac Amendment”), by the parties thereto, and agree that, notwithstanding anything to the contrary in Section 6.4 of the Credit Agreement, the foregoing shall not contravene such Section 6.4 of the Credit Agreement.

9.        Release. The Credit Parties hereby represent and warrant, to the best of their knowledge and belief, that there are no liabilities, claims, suits, debts, liens, losses, causes of action, demands, rights, damages or costs, or expenses of any kind, character or nature whatsoever, known or

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unknown, fixed or contingent (collectively, the “Claims”), which the Credit Parties may have or claim to have against GSMC (including as Lender and Prior Agent), or its agents, employees, officers, affiliates, directors, representatives, attorneys, successors and assigns (collectively, the “Released Parties”), which might arise out of or be connected with any act of commission or omission of the Released Parties existing or occurring on or prior to the date hereof arising with respect to the liabilities or obligations under the Credit Documents. In furtherance of the foregoing, except solely in respect of the undertakings by the Prior Agent and the Lenders described herein, each Credit Party hereby waives, releases, acquits and forever discharges the Released Parties from any and all (i) defenses or offsets of any kind whatsoever which it may have in connection with the Credit Documents contemplated thereby, and (ii) Claims that it may have or claim to have, in the case of either clause (i) or clause (ii), to the extent relating to or arising out of or in connection with the liabilities or obligations under the Credit Documents or any other agreement or transaction contemplated thereby or any action taken in connection therewith from the beginning of time up to and including the date of the execution and delivery of this Agreement. The Credit Parties further agree forever to refrain from commencing, instituting or prosecuting any lawsuit, action or other proceeding against any Released Parties with respect to any and all of the foregoing described Claims. Nothing in this Section 8 shall be deemed to amend the indemnification provisions set forth in Section 10.3 of the Credit Agreement.

10.        Effect of Agreement. The parties hereto acknowledge that (i) the execution and performance of this Agreement and the other documents referenced herein shall constitute an assignment of the Loans under the Assigned Credit Documents and shall not constitute a repayment or refinancing thereof, and (ii) GSMC shall have no obligation to provide any further financial accommodations to or for the benefit of the Borrower or its Affiliates pursuant to the Credit Documents.

11.        Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of Prior Agent, the Lenders and BAMI and shall be binding upon the successors and assigns of Borrower and the other Credit Parties.

12.        Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall be one and the same instrument.

13.        Headings. The paragraph headings used in this Agreement are for convenience only and shall not affect the interpretation of any of the provisions hereof.

14.        Interpretation. This Agreement is a Credit Document for the purposes of the Credit Agreement.

15.        Confidentiality. Schedule 1 to this Agreement is exclusively for the information of the parties hereto and the information therein may not be disclosed to any third party or circulated or referred to publicly without the prior written consent of GSMC and BAMI, except to the extent required by applicable law or legal process.

16.        APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS SET FORTH IN THE CREDIT AGREEMENT.

[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

GOLDMAN SACHS MORTGAGE COMPANY, individually and as Prior Agent and Lender

By:	/s/ Mark J. Buono
Name: Mark J. Buono Title:

BROOKFIELD ASSET MANAGEMENT INC., individually and as Successor Agent

By:	/s/ Joseph Freedman
Name: Joseph Freedman Title: General Counsel

THE MILLS LIMITED PARTNERSHIP

By:	THE MILLS CORPORATION, its General Partner

By:	/s/ Richard J. Nadeau
Name: Richard J. Nadeau Title: Executive Vice President and Chief Financial Officer

THE MILLS CORPORATION

By:	/s/ Richard J. Nadeau
Name: Richard J. Nadeau Title: Executive Vice President and Chief Financial Officer

MILLSSERVICES CORP.

By:	/s/ Richard J. Nadeau
Name: Richard J. Nadeau Title: Executive Vice President and Chief Financial Officer

MANAGEMENT ASSOCIATES LIMITED PARTNERSHIP

By:	MILLS MANAGEMENT L.L.C., its General Partner

By:	THE MILLS LIMITED PARTNERSHIP, its Manager

By:	THE MILLS CORPORATION, its General Partner

By:	/s/ Richard J. Nadeau
Name: Richard J. Nadeau Title: Executive Vice President and Chief Financial Officer

BLOCK 37, L.L.C.

By:	THE MILLS LIMITED PARTNERSHIP, its Manager

By:	THE MILLS CORPORATION, its General Partner

By:	/s/ Richard J. Nadeau
Name: Richard J. Nadeau Title: Executive Vice President and Chief Financial Officer

BLOCK 37 OFFICE, L.L.C.

By:	MILLSSERVICES CORP., its Manager

By:	/s/ Richard J. Nadeau
Name: Richard J. Nadeau Title: Executive Vice President and Chief Financial Officer

108 NORTH STATE STREET II, L.L.C.

By:	MILLSSERVICES CORP., its Manager

By:	/s/ Richard J. Nadeau
Name: Richard J. Nadeau Title: Executive Vice President and Chief Financial Officer

BLOCK 37 RESIDUAL, L.L.C.

By:	MILLSSERVICES CORP., its Manager

By:	/s/ Richard J. Nadeau
Name: Richard J. Nadeau Title: Executive Vice President and Chief Financial Officer

BROWARD MALL INVESTORS, L.P.

By:	MILLS HOLDINGS INVESTORS II GP, L.L.C., its General Partner

By:	MILLS HOLDINGS II, L.P., its Manager

By:	THE MILLS LIMITED PARTNERSHIP, its General Partner

By:	THE MILLS CORPORATION, its General Partner

By:	/s/ Richard J. Nadeau
Name: Richard J. Nadeau Title: Executive Vice President and Chief Financial Officer

DOVER COMMONS INVESTORS, L.P.

By:	MILLS CF HOLDINGS INVESTORS GP, L.L.C., its General Partner

By:	MILLS CF HOLDINGS, L.P., its Manager

By:	THE MILLS LIMITED PARTNERSHIP, its General Partner

By:	THE MILLS CORPORATION, its General Partner

By:	/s/ Richard J. Nadeau
Name: Richard J. Nadeau Title: Executive Vice President and Chief Financial Officer

DOVER MALL INVESTORS, L.P.

By:	MILLS CF HOLDINGS INVESTORS GP, L.L.C., its General Partner

By:	MILLS CF HOLDINGS, L.P., its Manager

By:	THE MILLS LIMITED PARTNERSHIP, its General Partner

By:	THE MILLS CORPORATION, its General Partner

By:	/s/ Richard J. Nadeau
Name: Richard J. Nadeau Title: Executive Vice President and Chief Financial Officer

MEADOWLANDS MILLS, L.L.C.

By:	THE MILLS LIMITED PARTNERSHIP, its Manager

By:	THE MILLS CORPORATION, its sole General Partner

By:	/s/ Richard J. Nadeau
Name: Richard J. Nadeau Title: Executive Vice President and Chief Financial Officer

KATY MILLS, L.L.C.

By:	THE MILLS LIMITED PARTNERSHIP, its Manager

By:	THE MILLS CORPORATION, its sole General Partner

By:	/s/ Richard J. Nadeau
Name: Richard J. Nadeau Title: Executive Vice President and Chief Financial Officer

MILLS SUPER-REGIONAL MALLS GP, L.L.C.

By:	THE MILLS LIMITED PARTNERSHIP, its Manager

By:	THE MILLS CORPORATION, its sole General Partner

By:	/s/ Richard J. Nadeau
Name: Richard J. Nadeau Title: Executive Vice President and Chief Financial Officer

MAINSTREET RETAIL LIMITED PARTNERSHIP

By:	MILLS MANAGEMENT L.L.C., its General Partner

By:	THE MILLS LIMITED PARTNERSHIP, its Manager

By:	THE MILLS CORPORATION, its sole General Partner

By:	/s/ Richard J. Nadeau
Name: Richard J. Nadeau Title: Executive Vice President and Chief Financial Officer

ESPLANADE MALL INVESTORS, L.P.

By:	MILLS CF HOLDINGS INVESTORS GP, L.L.C., its General Partner

By:	MILLS CF HOLDINGS, L.P., its Manager

By:	THE MILLS LIMITED PARTNERSHIP, its General Partner

By:	THE MILLS CORPORATION, its General Partner

By:	/s/ Richard J. Nadeau
Name: Richard J. Nadeau Title: Executive Vice President and Chief Financial Officer

NORTHPARK MALL INVESTORS, L.P.

By:	MILLS CF HOLDINGS INVESTORS GP, L.L.C., its General Partner

By:	MILLS CF HOLDINGS, L.P., its Manager

By:	THE MILLS LIMITED PARTNERSHIP, its General Partner

By:	THE MILLS CORPORATION, its General Partner

By:	/s/ Richard J. Nadeau
Name: Richard J. Nadeau Title: Executive Vice President and Chief Financial Officer

WHITE PLAINS GALLERIA INVESTORS, L.P.

By:	MILLS CF HOLDINGS INVESTORS GP, L.L.C., its General Partner

By:	MILLS CF HOLDINGS, L.P., its Manager

By:	THE MILLS LIMITED PARTNERSHIP, its General Partner

By:	THE MILLS CORPORATION, its General Partner

By:	/s/ Richard J. Nadeau
Name: Richard J. Nadeau Title: Executive Vice President and Chief Financial Officer

CINCINNATI MILLS, L.L.C.

By:	THE MILLS LIMITED PARTNERSHIP, its Manager

By:	THE MILLS CORPORATION, its General Partner

By:	/s/ Richard J. Nadeau
Name: Richard J. Nadeau Title: Executive Vice President and Chief Financial Officer

DEL AMO MILLS L.L.C.

By:	THE MILLS LIMITED PARTNERSHIP, its Manager

By:	THE MILLS CORPORATION, its General Partner

By:	/s/ Richard J. Nadeau
Name: Richard J. Nadeau Title: Executive Vice President and Chief Financial Officer

MILLS GLOBAL II, L.L.C.

By:	THE MILLS LIMITED PARTNERSHIP, its Manager

By:	THE MILLS CORPORATION, its General Partner

By:	/s/ Richard J. Nadeau
Name: Richard J. Nadeau Title: Executive Vice President and Chief Financial Officer

MILLS ONTARIO ACQUISITIONS, L.L.C.

By:	THE MILLS LIMITED PARTNERSHIP, its Manager

By:	THE MILLS CORPORATION, its General Partner

By:	/s/ Richard J. Nadeau
Name: Richard J. Nadeau Title: Executive Vice President and Chief Financial Officer

VAUGHAN MILLS ADVISORY SERVICES, INC.

By:	/s/ Richard J. Nadeau
Name: Richard J. Nadeau Title: Executive Vice President and Chief Financial Officer

Schedule 1

Purchase Price, Fees and Expenses

Exhibit A

Assignment and Assumption Agreement

Exhibit B

Supplement No. 4 to Fee Letter

Exhibit C

Deposit Account Control Agreement Assignment